SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  January 9, 1998


                AMERICAN REAL ESTATE INVESTMENT CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


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
             Maryland                            1-12514                          84-1246585
          (State or Other                      (Commission                       (IRS Employer
          Jurisdiction of                     File Number)                    Identification No.)
          Incorporation)
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                                    620 W. Germantown Pike, Suite 200
                                  Plymouth Meeting, Pennsylvania 19462
                           (Address of Principal Executive Offices)(Zip Code)

                           Registrant's telephone number, including area code:
                                             (610) 834-7950

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
         ______________________________________

               On January 9, 1998, the Registrant announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference the acquisition of seven industrial properties totaling 1,739,055 square feet for approximately $61 million.

               On January 13, 1998, the Registrant announced in a press release attached hereto as Exhibit 99.2 and incorporated herein by reference the sale of a 300 unit multi-family residential property known as Americana Lakewood Apartments for a gross sale price of $15,066,000.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ____________________________________________________________________

          (b)  PRO FORMA FINANCIAL INFORMATION.
         ______________________________________

               It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisitions and disposition described in Item 2 above. Those financial statements and that pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


          (c)  EXHIBITS.


               99.1 Press release dated January 9, 1998

               99.2 Press release dated January 13, 1998

                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN REAL ESTATE INVESTMENT
                                          CORPORATION


          Date:  January 23, 1998       By /s/ JEFFREY E. KELTER
                                           _______________________
                                           Jeffrey E. Kelter
                                           President